SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (the "Agreement") dated as of , by and among Belarus Capital Corp., a Nevada corporation having its offices at 2120 Jadeleaf Ct., Las Vegas, Nevada 89134 (the "Company"), Xtreme Products, Inc., a corporation organized under the laws of Nevada ("Xtreme"), and the shareholders of Xtreme named on the signature page of this Agreement (collectively, the "Shareholders" and each, individually, a "Shareholder").

WITNESSETH:

WHEREAS, the Shareholders are the holders of all of the issued and outstanding capital stock (the "Xtreme Shares") of Xtreme;

WHEREAS, the Shareholders are acquiring a controlling interest in the Company; and

WHEREAS, the Company is willing to issue shares of its common stock, par value $0.001 per share (the "Common Stock"), to the Shareholders in consideration for all of the Xtreme Shares; and

WHEREAS, Xtreme is the owner of 5,000,000 shares of Common Stock representing all of the issued and outstanding shares of the Company which the parties hereto wish to have returned to the Company for cancellation.

NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

1. Exchange of Shares.

(a) Issuance of Shares by the Company. On and subject to the conditions set forth in this Agreement, the Company will issue to the Shareholders, in exchange for 38,737,800 Xtreme Shares, which represents all of the issued and outstanding capital stock of Xtreme, an aggregate of 38,737,800 shares of Common Stock. The Common Stock will be issued to the Shareholders in the amounts set forth after their respective names in Schedule I to this Agreement.

(b) Return and Cancellation of Company Shares. Subject to the conditions set forth in this Agreement, Xtreme will transfer to the Company all of the 5,000,000 shares of Common Stock of the Company that it currently owns which shares will be cancelled by the Company and added to its authorized capital thereby becoming available for issuance.

(c) Closing. The issuance of the Common Stock to the Shareholders and the return of the Common Stock by Xtreme to the Company will take place at a closing (the "Closing") to be held at the office of Sichenzia Ross Friedman Ference, LLP, 61 Broadway, 32nd Floor, New York, New York 10006 as soon as possible after or contemporaneously with the satisfaction or waiver of all of the conditions to closing set forth in Section 6 of this Agreement (the "Closing Date").

2. Representations and Warranties of the Company. The Company hereby represents, warrants, covenants and agrees as follows:

(a) Organization and Authority.

(i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company does not have any equity investment or other interest, direct or indirect, in, or any outstanding loans, advances or guarantees to or on behalf of, any domestic or foreign corporation, limited liability company, association, partnership, joint venture or other entity.

(ii) Complete and correct copies of the Company's certificate of incorporation and by-laws are available for review on the EDGAR system maintained by the U.S. Securities and Exchange Commission (the "Commission").

(iii) The Company has full power and authority to carry out the transactions provided for in this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditor's rights and except that any remedies in the nature of equitable relief are in the discretion of the court. All necessary action required to be taken by the Company for the consummation of the transactions contemplated by this Agreement has been taken.

(iv) The execution and performance of this Agreement will not constitute a breach of any agreement, indenture, mortgage, license or other instrument or document to which the Company is a party or by which its assets and properties are bound, and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to the Company or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the certificate of incorporation or by-laws of the Company.

(v) The Common Stock, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable. Assuming the correctness of the representations and warranties made by the Shareholders, the issuance of the Common Stock to Shareholders is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an exemption provided by Section 4(2) and Rule 506 promulgated thereunder.

(vi) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 5,000,000 shares are presently issued and outstanding and 20,000,000 shares of preferred stock of which none have been designated or issued. Except as provided in, contemplated by, or set forth in this Agreement or the Company SEC Documents (as defined below), the Company has no outstanding or authorized warrants, options, other rights to purchase or otherwise acquire capital stock or any other securities of the Company, preemptive rights, rights of first refusal, registration rights or related commitments of any nature. All issued and outstanding shares were either (i) registered under the Securities Act, or (ii) issued pursuant to valid exemptions from registration thereunder.

(vii) No consent, approval or agreement of any person, party, court, governmental authority, or entity is required to be obtained by the Company in connection with the execution and performance by the Company of this Agreement or the execution and performance by the Company of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b) SEC Documents.

(i) The Company is current with its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). None of the Company's filings made pursuant to the Exchange Act (collectively, the "Company SEC Documents") contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company SEC Documents, as of their respective dates, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and are available on the Commission's EDGAR system.

(ii) The Company SEC Documents include the Company's audited consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 (collectively, the "Financial Statements"), including, in each case, a balance sheet and the related statements of income, stockholders' equity and cash flows for the period then ended, together with the related notes. The Audited Financial Statements have been certified by Rotenberg & Co., LLP ("Rotenberg"). The Financial Statements are in accordance with all books, records and accounts of the Company, are true, correct and complete and have been prepared in accordance with GAAP, consistently applied. Rotenberg is independent as to the Company under the rules of the Commission pursuant to the Securities Act and is registered with the PCAOB. The Financial Statements present fairly the financial position of the Company at the respective balance sheet dates, and fairly present the results of the Company's operations, changes in stockholders' equity and cash flows for the periods covered.

(iii) At the close of business on December 31, 2007, the Company did not have any material liabilities, absolute or contingent, of the type required to be reflected on balance sheets prepared in accordance with GAAP which are not fully reflected, reserved against or disclosed on the December 31, 2007 balance sheet. The Company has not guaranteed or assumed or incurred any obligation with respect to any debt or obligations of any Person, except endorsements made in the ordinary course of business in connection with the deposit of items for collection. The Company does not have any debts, contracts, guaranty, standby, indemnity or hold harmless commitments, liabilities or obligations of any kind, character or description, whether accrued, absolute, contingent or otherwise, or due or to become due except to the extent set forth or noted in the Financial Statements, and not heretofore paid or discharged.

(c) Absence of Changes. Since December 31, 2007, except as set forth in the Company SEC Documents, to the best of Company's knowledge, there have not been:

(i) any change in the consolidated assets, liabilities, or financial condition of the Company, except changes in the ordinary course of business which do not and will not have a material adverse effect on the Company;

(ii) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the assets or financial condition of the Company (as conducted and as proposed to be conducted);

(iii) any change or amendment to a material contract, charter document or arrangement not in the ordinary course of business to which the Company is a party other than contracts which are to be terminated at or prior to the Closing;

(iv) any loans made by the Company to any of affiliate of the Company or any of the Company's employees, officers, directors, shareholders or any of its affiliates;

(v) any declaration or payment of any dividend or other distribution or any redemption of any capital stock of the Company;

(vi) any sale, transfer, or lease of any of the Company's assets other than in the ordinary course of business;

(vii) any other event or condition of any character which might have a material adverse effect on the Company;

(viii) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by Company except in the ordinary course of business and that is not material to the assets or financial condition of the Company; or

(ix) any agreement or commitment by the Company to do any of the things described in this Section 2(c).

(d) Property. Except as set forth in the Company SEC Documents, the Company does not own any real estate and is not a party to any lease agreement.

(e) Taxes. The Company has filed all federal, state, county and local income, excise, franchise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on the Company, and has paid or made adequate provision in the financial statement included in the Company SEC Documents for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. The Company is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

(f) Contracts and Commitments. Except as contemplated under this Agreement or set forth in the Company SEC Documents, the Company is not a party to any contract or agreement.

(g) No Adverse Change. Since December 31, 2007, there has not been any Material Adverse Change in the financial condition of the Company, although Shareholders recognize that the Company has continued not to generate any revenue and has continued to operate at a loss as a result of ongoing expenses, including expenses relating to this Agreement and the

consummation of the transactions contemplated hereby. A Material Adverse Change shall mean a material adverse change in the business, financial condition, operations or prospects of a person.

(h) No Defaults. The Company is not in violation of its certificate of incorporation or by-laws or any judgment, decree or order, applicable to it.

(i) Litigation. There are no material (i.e., claims which, if adversely determined based on the amounts claimed, would exceed five thousand dollars ($5,000) in the aggregate) claims, actions, suits, proceedings, inquiries, labor disputes or investigations (whether or not purportedly on behalf of the Company) pending or, to Company's knowledge, threatened against the Company or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation.

(j) Compliance with Laws. The Company, to its knowledge, is in full compliance with all laws applicable to it (including, without limitation, with respect to zoning, building, wages, hours, hiring, firing, promotion, equal opportunity, pension and other benefit, immigration, nondiscrimination, warranties, advertising or sale of products, trade regulations, anti-trust or control and foreign exchange or, to the Company's knowledge, environmental, health and safety requirements).

(k) Contracts and Commitments. The Company is not a party to any contract of agreement other than agreements that will be terminated at or prior to the Closing.

(l) Intellectual Property. The Company has no intellectual property rights.

(m) No Broker. Neither the Company nor any of its agents or employees has employed or engaged any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold the Shareholders harmless against any loss, damage, liability or expense, including reasonable fees and expenses of counsel, as a result of any brokerage fees, commissions or finders' fees which are due as a result of the consummation of the transaction contemplated by this Agreement.

(n) Reliance by Shareholders. The representations and warranties set forth in this Section 2 taken together, do not contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein, when taken together, not misleading, and there is no fact which materially and adversely affects the business, operations or financial condition of the Company. Shareholders may rely on the representations set forth in this Section 2 notwithstanding any investigation it may have made.

3. Representations by Shareholders. Each of the Shareholders, severally and not jointly represents and warrants to the Company that such Shareholder is an "accredited investor" as such term is defined under the Securities Act of 1933, as amended (as set forth on Schedule II); provided, however, in the event that such Shareholder is not an accredited investor, such Shareholder hereby represents that such Shareholder has received and read the Confidential Private Placement Memorandum dated October 7, 2008 describing the terms of the transactions contemplated hereunder and that such Shareholder either alone or with such Shareholder's purchaser representative(s) has such knowledge and experience in financial and business matters that such Shareholder is capable of evaluating the merits and risks of the prospective investment.

4. Closing Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to each Shareholder:

(i) fully executed and duly authorized transaction documents, including this Share Exchange Agreement and all other ancillary documents and resolutions required by the Company; and

(ii) a certificate registered in the name of each Shareholder representing the number of shares of Common Stock set forth on Schedule I.

(b) On the Closing Date, each Shareholder and Xtreme shall deliver or cause to be delivered to the Company:

(i) fully executed and duly authorized transaction documents, including this Share Exchange Agreement and all other ancillary documents and resolutions required by the Xtreme.

(ii) the certificate representing such Shareholder's shares of Xtreme stock, or if the shares were issued in uncertificated form, a written representation executed by an officer of Xtreme and the Shareholder that such Shareholder was issued the number of shares set forth next to its name on Schedule I.

5. Conditions to the Obligation of the Shareholders to Close. The obligations of Shareholders under this Agreement are subject to the satisfaction of the following conditions unless waived by Shareholders:

(a) Representations and Warranties. On the Closing Date, the representations and warranties of the Company shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on such date, and the Company shall have performed all of their respective obligations required to be performed by them pursuant to this Agreement at or prior to the Closing Date, and Shareholders shall have received a certificate of the Company to such effect and as to any other matters set forth in this Agreement.

(b) No Material Adverse Change. No Material Adverse Change in the business or financial condition of the Company shall have occurred or be threatened since the date of this Agreement, and no action, suit or proceedings shall be threatened or pending before any court of governmental agency or authority or regulatory body seeking to restraint, prohibition or the obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or that, if adversely decided, has or may have a Material Adverse Effect.

(c) Liabilities. On the Closing Date, the Company's total liabilities shall not exceed $2,000.

(d) Shares Outstanding. The Company shall have 5,000,000 shares of Common Stock outstanding without giving effect to the issuances contemplated under this Agreement.

6. Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid,

if to Xtreme:

Xtreme Products, Inc.
2120 Jadeleaf Ct.
Las Vegas, NV 89134
Attention: Neil Roth

with a copy to:
Sichenzia Ross Friedman Ference, LLP
Attn: Louis A. Brilleman
61 Broadway, 32nd Floor
New York, New York 10006
Tel: (212) 930-9700
Fax: (212) 930-9725

if to the Company:
Belarus Capital Corp.
2120 Jadeleaf Ct.
Las Vegas, NV 89134
Attention: Neil Roth

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally or by overnight delivery service or telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt

7. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(e) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement the day and year first above written.

BELARUS CAPITAL CORP.

By: ____
Name: Neil Roth
Title: Chief Financial Officer

XTREME PRODUCTS, INC.

By: ____
Name: Neil Roth
Title: Chief Financial Officer

[SHAREHOLDER SIGNATURE PAGE TO FOLLOW]

SHAREHOLDER SIGNATURE PAGE TO
XTREME/BELARUS CAPITAL CORP. SHARE EXCHANGE AGREEMENT

____
[SHAREHOLDER NAME]

____
Signature

____
No. of Shares:

Please mark one:

Accredited investor ___

Non-accredited investor ___

Schedule I

Shareholder	Number of Shares

Schedule II

Accredited investors

A Person who meets any one of the following tests is an accredited investor:

(a) The Person is an individual who has a net worth, or joint net worth with the Person's spouse, of at least $1,000,000.

(b) The Person is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Person's spouse) for the past two years, and the Person has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Person's spouse) for the current year.

(c) The Person is an officer or director of the Company.

(d) The Person is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e) The Person is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f) The Person is an insurance company as defined in section 2(13) of the Securities Act.

(g) The Person is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h) The Person is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i) The Person is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j) The Person is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k) The Person is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l) The Person is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m) The Person is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual Person qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account ("IRA").